                                                                Exhibit 10.4.3.2



                                    ADDENDUM


     1. Aironet Wireless Communications, Inc., a Delaware corporation (the "Corporation"), and certain of its Stockholders are parties to a REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of March 31, 1998, a copy of which is attached hereto and the terms of which are incorporated herein by this reference (any initially capitalized term used herein but which is not defined where first used has the meaning defined in the Agreement).

     2. The undersigned, now the holder of 808,500 shares of the Corporation's common stock ("Shares"), is a party to the Stock Purchase Agreement dated March 31, 1997, by and between the Corporation and the undersigned (the "Prior Agreement"), and it desires to become a party to the Agreement in consideration of the rights granted to the Stockholders therein.

     NOW, THEREFORE, the undersigned does hereby become a party to the Agreement with the same force and effect as though it had executed the Agreement as an initial signatory thereto. The Shares are hereby bound by the terms and conditions of the Agreement and the undersigned is entitled to the rights and subject to the obligations of the Stockholders thereunder. The undersigned acknowledges that it has caused one of its officers to read the Agreement and he is familiar with and understands its terms, and that the Agreement supersedes any registration rights granted or referred to in Section 14 of the Prior Agreement and the provisions of said section 14 are hereby satisfied.

     Dated as of April 30, 1998.


                                       Telantis Venture Partners IV, Inc.


                                       By: /s/ Adam H. Meyerson
                                           -------------------------------------
                                           Adam H. Meyerson


                                       Its: President
                                            ------------------------------------


                                       Aironet Wireless Communications, Inc.



                                       By  /s/ Roger J. Murphy
                                           -------------------------------------
                                           Roger J. Murphy, President and
                                              Chief Executive Officer

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of
March 31, 1998 by and among Aironet Wireless Communications, Inc., a Delaware corporation with its principal offices at 367 Ghent Road, Fairlawn, Ohio 44333 (the "Company"), and each of the undersigned (the "Security Holders").

     WHEREAS, certain of the Security Holders (the "Investors") and the Company have entered into a Subscription Agreement dated March 31, 1998 (the "Subscription Agreement"), pursuant to which the Investors have acquired shares of the Company's Common Stock, par value $.01 per share ("Common"), and warrants to purchase shares of Common ("Warrants"); and

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the transactions contemplated by the Subscription Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. CERTAIN DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

     "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

     "CONTINUING DIRECTORS" shall mean and include the persons constituting Telxon's Board of Directors as of the date of this Agreement as well as each person who becomes a director of Telxon subsequent to the date of this Agreement whose election, or nomination for election by Telxon's stockholders, was approved by an affirmative vote of at least a majority of the then Continuing Directors (either by a specific vote or by approval of the proxy statement of Telxon in which such person is named as a nominee for director or of the inclusion of such person in such proxy statement as such a nominee, in any such case without objection by any member of such approving majority of the then Continuing Directors to the nomination of such person or the naming of such person as a director nominee), for so long as each such director shall remain in office.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "HOLDER" shall mean a record holder of Registrable Securities, and its successors and assigns.

     A "HOSTILE CHANGE IN CONTROL" is deemed to have occurred if the transaction causing such Change in Control shall not have been approved by the affirmative vote of at least a majority of Telxon's Board of Directors, which approving majority includes a majority of the then Continuing

Directors. A "Change in Control" is deemed to have occurred upon (i) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifteen percent (15%) or more of the combined voting power of Voting Securities of Telxon Corporation ("Telxon"), or
(ii) the holders of Telxon's securities entitled to vote thereon approve, or there otherwise occurs or is commenced, a sale, lease, exchange or other disposition of all or substantially all the assets, or the dissolution or liquidation, of Telxon, or any merger, consolidation or reorganization to which Telxon is a party and as the result of which Telxon's stockholders prior to the transaction do not own at least fifty percent (50%) of the voting power of the surviving entity in the election of directors, or (iii) the Continuing Directors cease for any reason to constitute at least a majority of the Telxon Board of Directors, or (iv) any other event occurs which is of such a nature that would be required to be reported as a change in control in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof pursuant to
Section 13 or 15(d) of the Exchange Act, or similar successor public filing.

     "IPO" shall mean the first firm commitment underwritten public offering of the Common (or units which include the Common as an element) at a public offering price of not less than Eight Dollars ($8.00) per share, pursuant to a Registration Statement, on Form S-1 or other appropriate form, filed by the Company under the Securities Act, pursuant to which the Company receives proceeds, net of underwriting discounts, commissions and other expenses of the offering, of not less than Eight Million Dollars ($8,000,000).

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "OPTIONS" shall mean options which have been granted on or prior to the date hereof under the Aironet Wireless Communications, Inc. 1996 Employee Stock Option Plan.

     "PERSON" shall mean and include any individual, corporation, partnership, group, association or other "person", as such term is used in Section 14(d) of the Exchange Act, but excluding Telxon or any employee benefit plan sponsored by Telxon.

     "REGISTER" shall mean to register securities for offer and sale under the Securities Act.

     "REGISTRABLE SECURITIES" shall mean: (i) shares of the Common owned of record on the date of this Agreement, whether by the Investors or any other Holder; (ii) shares of the Common issued upon the exercise of the Options, or upon the exercise of the Warrants owned of record on the date of this Agreement, whether by the Investors or any other Holder; and (iii) any other securities issued with respect to any shares described in clauses (i) and (ii) by way of a stock dividend, stock split, distribution, reclassification, combination, exchange, recapitalization, or otherwise; provided, however, that Registrable Securities shall not include any securities which have previously been Registered or which have previously been sold under Rule 144, and with respect to an IPO, Registrable Securities shall not include any securities which are not of a class then being offered for sale by the Company in the IPO.

     "REGISTRATION" shall mean the registration of securities under the Securities Act.

     "REGISTRATION STATEMENT" shall mean a registration statement under the Securities Act.

     "RULE 144" means Rule 144 promulgated under the Securities Act and any successor or complementary rules thereto.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "SPIN-OFF" shall mean any spin-off, dividend or other distribution of Registrable Securities by Telxon to its stockholders.

     "VOTING SECURITIES" shall mean the Common Stock, par value $0.01 per share, of Telxon and any and all other then outstanding Telxon securities ordinarily having the right to vote generally in the election of the Telxon directors.

     2.   DEMAND REGISTRATION.

     2.1 After the earlier of (i) the first anniversary of the date of this Agreement, (ii) the consummation of an IPO or (iii) a Spin-Off or Hostile Change in Control at any time, Holders of at least fifty percent (50%) of all Registrable Securities then held by parties to this Agreement (or in the case of a Spin-Off the percentage of Registrable Securities equal to the proportion which the majority of the number shares of Common acquired pursuant to the Subscription Agreement bears to all Registrable Securities at the time of the Spin-Off) may request the Company to Register any or all of their Registrable Securities (a "Demand Notice"). Demand Notices shall be made in writing and shall specify the Holders making the Demand Notice, the number and type of Registrable Securities that each requests to be Registered, whether the Registrable Securities will be sold through an underwriter, and if so, the underwriters name, address, telephone number and contact person. The Company will prepare and file a Registration Statement in accordance with Section 4 for the Registrable Securities to be Registered pursuant to a valid Demand Notice; provided that the Company shall not be required to prepare or file a Registration Statement under this Section 2 more than once in any twelve (12) month period, more than twice after an IPO or more than three (3) times in total. Registrations pursuant to Demand Notices are subject to the further limitations set forth in Section 2.3.

     2.2 Within ten (10) days from its receipt of a valid Demand Notice, the Company shall deliver written notice to all Holders that, pursuant to a Demand Notice, the Company will prepare and file a Registration Statement. Any Holder who was not a party to the Demand Notice may, within ten (10) days from receipt of the Company's notice, request the Company to include the Holder's Registrable Securities in the Registration Statement. If the Holders that initiated a Demand Notice specify therein that they intend to distribute their Registrable Securities through an underwriter, then each Holder that requests inclusion in the Registration Statement must participate in such underwriting, and become party to any required agreements, including, but not limited to, customary underwriting and indemnification agreements. The Company shall have the right to approve any underwriter, which approval shall not be unreasonably withheld. In the event that the underwriter limits the number of Registrable Securities to be included in the offering to fewer than the number that has been requested for Registration, then each Holder's Registrable Securities shall be included in the underwriting pro rata, based on the total number of Registrable Securities held by the participating Holders.

     2.3 Registrations under this Section 2 are subject to the following limitations: (i) the Company need not prepare or file a Registration Statement pursuant to a Demand Notice within one hundred eighty (180) days after the effective date of any Registration Statement filed by the Company in which the Holders party to the Demand Notice could have included their Registrable Securities; (ii) the Company may delay the effectiveness of a Demand Notice for a period of not more than six months after receipt of a Demand Notice in any 12-month period if the Company furnishes a certificate signed by its president stating that in the good faith judgment of the Company's board of directors it would be detrimental to the Company for the Registration Statement to be effected at such time; and (iii) the Company need not prepare or file a Registration Statement pursuant to a Demand Notice if it is then preparing a Registration Statement in connection with an underwritten public offering of Company securities, and the Company may delay the effectiveness of such Demand Notice until one hundred eighty (180) days after the effective date of such Registration Statement.

     3. INCIDENTAL REGISTRATION. Each time the Company determines to proceed to Register any of its securities (other than a Registration pursuant to a Demand Notice or on Forms S-4, S-8 or other limited purpose form), it will give written notice of its intention to do so to each Holder. Upon the written request of any Holder given within twenty (20) days after receipt by the Holder of the Company's notice, the Company will use reasonable efforts to cause all the Registrable Securities of the requesting Holders to be included in the Registration Statement. If the Registration is for an underwritten offering, then each Holder that requests inclusion in the Registration Statement must participate in the underwriting if required by the Company and may participate in the underwriting if the Holder timely requests in writing, and shall in either such event become a party to any required agreements, including, but not limited to, customary indemnification agreements. In the event that the underwriter limits the number of Registrable Securities of requesting Holders as a group to fewer than the number that has been requested for Registration pursuant to this Section 3, then each Holder's Registrable Securities included in the underwriting shall be reduced pro rata, based on the total number of Registrable Securities held by the participating Holders. Notwithstanding the foregoing, nothing in this Agreement to the contrary shall prevent the Company from, at any time, abandoning or delaying a Registration Statement under this
Section 3.

     4.   REGISTRATION ON FORM S-2 OR FORM S-3.

          4.1 The Company shall use its best efforts to qualify for the use of Form S-2 and Form S-3 or any comparable or successor form or forms of the Commission; and to that end the Company shall register (whether or not required by law to do so) the Registrable Securities under the Exchange Act, in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1. After the Company has qualified for the use of either Form S-2 or Form S-3, or both, in addition to the rights contained in the Sections 2 and 3, the Holders shall have the right to request registrations on Form S-2 or Form S-3 (by written request stating the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders).

          4.2 Registrations under this Section 4 are subject to the following limitations: (i) the Company need not prepare or file a Registration Statement within ninety (90) days after the effective date of any Registration Statement filed by the Company in which the Holders requesting Registration under this Section 4 could have included all of their Registrable Securities; (ii) the Company may delay the effectiveness of a request for Registration under this Section 4 for a period of not more than ninety (90) days after receipt of a Holder's request for Registration, in any twelve (12) month period if the Company furnishes a certificate signed by its president stating that in the good faith judgment of the Company's board of directors it would be detrimental to the Company for the Registration Statement to be effected at such time; and (iii) the Company need not prepare or file a Registration Statement pursuant to this Section 4 if it is then preparing a Registration Statement in connection with an underwritten public offering of Company securities, and the Company may delay the effectiveness of a request for Registration under this Section 4 until one ninety (90) days after the effective date of such Registration Statement, if so required by the underwriter for such offering.

          4.3 Upon a request for Registration under this Section 4, the Company shall give notice to each Holder of its receipt of such request. Upon the written request of any Holder given within twenty (20) days after receipt by the Holder of the Company's notice, the Company will use reasonable efforts to cause all the Registrable Securities of the requesting Holders to be included in the Registration Statement. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-2 or Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

     5. REGISTRATION PROCEDURES. If and whenever the Company is required by this Agreement to Register any Registrable Securities, the Company will:

     5.1 use reasonable efforts to prepare and file with the Commission a Registration Statement with respect to such securities and to cause such registration statement to become and remain effective until completion of the proposed offering, but no longer than nine (9) months;

     5.2 prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective until completion of the proposed offering, but no longer than nine (9) months;

     5.3 furnish to each selling Holder and the underwriters, if any, a reasonable number of copies of the Registration Statement, the preliminary prospectus, prospectus and such other documents as may reasonably be required in order to facilitate the public sale or other disposition of the securities owned by such selling Holder;

     5.4 use reasonable efforts to register or qualify the securities covered by the Registration Statement under all state securities laws as each selling Holder reasonably requests; provided, however, that the Company shall not be required to qualify or register the securities, or take any other action, if to do so would require the Company to qualify as a foreign corporation in any in which it is not then qualified, or subject it to taxation or general service of process in any state in which it is not then taxed or subject to service of process;

     5.5 within a reasonable time before each filing with the Commission of a Registration Statement or prospectus, or amendments or supplements thereto, furnish to counsel selected by the selling Holders copies of such documents, which shall be subject to the reasonable approval of such counsel, which if not promptly objected to shall be deemed approved;

     5.6 notify each selling Holder, promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

     5.7 notify each selling Holder promptly of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information;

     5.8 prepare and promptly file with the Commission, upon the request of a selling Holder, any amendments or supplements to the Registration Statement or prospectus which, in the opinion of counsel for the Company, is required under the Securities Act to permit the distribution of the Registered securities by the selling Holder(s);

     5.9 prepare and promptly file with the Commission, and promptly notify each selling Holder as to, such amendments and supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which the prospectus then in effect would include an untrue statement of a material fact or fail to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

     5.10 advise each selling Holder, promptly after the Company receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threat by the Commission of any proceeding for that purpose, and the Company shall promptly use reasonable efforts to prevent the issuance of any stop order, if such stop order should be issued, to obtain its withdrawal;

     5.11 not file any amendment or supplement to such registration statement or prospectus to which a selling Holder shall have reasonably objected in writing on grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, provided that the Company has been furnished with a copy of the objection reasonably in advance of the intended filing, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law; and

     5.12 furnish to each selling Holder a legal opinion of counsel for the Company, dated the effective date of the Registration Statement, and a "comfort" letter from the independent public accountants who have certified the Company's financial statements included in the Registration Statement, if reasonably required by the selling Holder to sell the Registered securities.

     6. LISTING. In connection with an IPO, the Company will use reasonable efforts to cause the Registered securities to be listed on a securities exchange or quoted on the Nasdaq Stock Market quotation system; and for all other Registrable Securities which have been Registered under Section 2 or under
Section 3, if the Company's securities of the same type as the Registrable Securities are listed on a securities exchange or quoted on the Nasdaq Stock Market quotation system, then the Company will use reasonable efforts to cause any Registrable Securities Registered under Section 2 or under Section 3 to also be listed.

     7. EXPENSES. The Company shall bear all fees, costs and expenses of any Registration Statement prepared hereunder, including but not limited to all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees of the Company and of one (1) attorney hired to represent the Holders as a group, and disbursements and other expenses of the Company incurred in connection with its complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, except that underwriting discounts, commissions, transfer taxes and legal fees for the selling Holders (other than a single attorney as set forth in this Section 7) shall be borne by such Holder(s).

     8.   INDEMNIFICATION.

     8.1 The Company will defend, indemnify and hold harmless each selling Holder, each of its officers, directors and partners, and each person, if any, who controls such selling Holder, and each underwriter (if any) from and against any and all loss, damage, liability, cost and expense to which a selling Holder or any such controlling person may become subject under the Securities Act or otherwise, to the extent arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in a Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arising out of or are based upon the omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission so made in conformity with information furnished to the Company by such selling Holder, such a controlling person, or such underwriter, and stated to be specifically for use therein.

     8.2 Each selling Holder will defend, indemnify and hold harmless the Company and each other selling Holder and each person, if any, who controls the Company or a selling Holder from and against any and all loss, damage, liability, cost and expense to which the Company or such selling Holder or controlling person may become subject under the Securities Act or otherwise, to the extent arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in a Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent, but only to the extent, that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the selling Holder. A Holder's indemnification obligation under this Section 8.2 shall be limited to such Holders proceeds from the sale of its Registrable Securities under the subject Registration Statement.

     8.3. NOTICE; DEFENSE OF CLAIMS. Promptly after receipt by an indemnified party of notice of any claim, liability or expense to which the indemnification obligations set forth in Sections 8.1 or 8.2 would apply, the indemnified party shall give notice thereof in writing to the indemnifying party. Such notice shall state the information then available regarding the amount and nature of such claim, liability or expense. If within twenty (20) days after receiving such notice the indemnifying party gives written notice to the indemnified party stating that (a) it would be liable under the provisions hereof for indemnity in the amount of such claim if such claim were successful and (b) that it disputes and intends to defend against such claim, liability or expense at its own cost and expense, then counsel for the defense shall be selected by the indemnifying party (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed), and the indemnified party shall not be required to make any payment with respect to such claim, liability or expense as long as the indemnifying party is conducting a good faith and diligent defense at its own expense. The indemnifying party shall have the right, with the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, to settle all indemnifiable matters related to claims by third parties which are susceptible to being settled, provided its obligation to indemnify the indemnifying party therefor will be fully satisfied. The indemnifying party shall keep the indemnified party appraised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish the indemnified party with all documents and information that the indemnified party shall reasonably request and shall consult with the indemnified party prior to acting on major matters, including settlement discussions. The indemnified party shall make available to the indemnifying party all information and assistance that the indemnifying party may reasonably request and shall cooperate with the indemnifying party in any defense undertaken by it pursuant to this Section 8. Notwithstanding anything herein to the contrary, the indemnified party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the expense of separate counsel for the indemnified party shall be paid by the indemnifying party. If no such notice of intent to dispute and defend is given by the indemnifying party, or if such diligent good faith defense is not being or ceases to be conducted, the indemnified party may, at the expense of the indemnifying party, undertake the defense of (with counsel selected by the indemnified party), and shall have the right to compromise or settle (exercising reasonable business judgment), such claim, liability or expense.

     9. COMPLIANCE WITH RULE 144. From the first date that the Company is required to file any reports under Section 13 or 15(d) of the Exchange Act, and until the Holders as a group shall own less than an aggregate of ten percent (10%) of any class or series of equity securities of the Company, the Company shall comply with the public information requirements which are conditions to the availability of Rule 144 for the sale of Registrable Securities. Company shall cooperate with the Holders in supplying such information as may be necessary for them to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144 with respect to the Holders and such Registrable Securities.

     10. AMENDMENTS; WAIVER. The provisions of this Agreement may be amended and waived pursuant to a written agreement executed by the Company and Holders holding ninety five percent (95%) or more of the then issued and outstanding Registrable Securities, provided that any amendment or waiver that treats a Holder differently than other Holders must be consented to by such Holders.

     11. TRANSFERABILITY OF REGISTRATION RIGHTS. A transferee acquiring Registrable Securities may succeed to the rights and obligations under this Agreement appurtenant to the Registrable Securities if, but only if, such transferee acquires a minimum of fifty thousand (50,000) shares of

Registrable Securities in a single transaction, is not a direct competitor of the Company or of Telxon Corporation (if Telxon Corporation then owns twenty percent (20%) or more of the issued and outstanding capital stock of the Company) and the transferee becomes a signatory hereto. The original signatory and any immediate or subsequent transferee which becomes a party hereto shall retain the rights and obligations under this Agreement with respect to those Registrable Securities which it remains record owner.

     12.   MISCELLANEOUS.

     12.1 GOVERNING LAW; JURISDICTION. This Agreement shall be construed under and governed by the laws of the State of Ohio, without regards to conflict or choice of laws, statutes, regulations, rules or principles. Any action relating to the execution or performance of this Agreement shall be brought in the courts, state or federal, sitting in Cuyahoga or Summit County, Ohio, and each party hereto consents to the jurisdiction and venue of such courts, and agrees not to contest venue on the grounds of forum non conveniens or otherwise.

     12.2 NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given upon receipt, or if delivered or sent by facsimile transmission, upon confirmation of transmission, or if sent by overnight courier, the second day after deposit, as follows:

     TO THE HOLDERS: To the respective addresses set forth
                     in the stock records of the Company

     with a copy to: A legal counsel designated by
                     a majority of the Holders

     TO THE COMPANY  Aironet Wireless Communications, Inc.
                     at the address set forth at the
                     beginning of this Agreement.
                     Attn: President
                     Fax Number: 330-664-7986

     with a copy to: Goodman Weiss Miller LLP
                     100 Erieview Plaza, 27th Floor
                     Cleveland, Ohio 44114
                     Attn: Robert A. Goodman/Jay R. Faeges
                     Fax Number: 216-363-5835


or to such other address of which any party may notify the other parties provided in accordance with this Section 12.2.

     12.3  PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes all prior and



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

contemporaneous understandings and agreements, written or oral, between or among the parties relating to the subject matter hereof.

     12.4 ASSIGNABILITY. Except as set forth in Section 11, this Agreement may not be assigned, and no right or obligation herein may be assigned or delegated, without the written consent of the Company, and absent such consent any such assignment or delegation shall be void and of no effect. Subject to the foregoing, this Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective permitted successors and assigns. Nothing in this Agreement is intended to give any person not named herein the benefit of any legal or equitable right, remedy or claim under this Agreement, except as expressly provided herein.

     12.5 CAPTIONS AND GENDER. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Agreement of the masculine, feminine or neuter pronoun, shall include the others as the context may require.

     12.6 EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document. An executed faxed counterpart of this Agreement shall be binding on the parties, and for evidentiary purposes shall be deemed to be an original.

     12.7 SEVERABILITY. In case any of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid, illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained in this Agreement, so long as to do so would not materially alter the rights or obligations of the parties taken as a whole.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

INVESTORS, ENTITIES:              AXIOM VENTURE PARTNERS II LIMITED PARTNERSHIP

                                  By: Axiom Venture Associates II Limited
                                      Liability Company, its General Partner

                                  By: /s/ Samuel F. McKay
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  HAMBRECHT & QUIST

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  TELANTIS VENTURE PARTNERS V, INC.

                                  By: /s/ Richard W. Dyer
                                      ------------------------------------------
                                      Richard W. Dyer, Treasurer


                                  W, A & H INVESTMENTS LLC

                                  By: Wessels, Arnold & Henderson Group, L.L.C.,
                                      its managing member


                                  By:
                                      ------------------------------------------
                                      Thomas J. Brigl, CFO/Managing Director


                                  McDONALD & COMPANY SECURITIES, INC.

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  CLARION CAPITAL CORPORATION

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

INVESTORS, ENTITIES:              AXIOM VENTURE PARTNERS II LIMITED PARTNERSHIP

                                  By: Axiom Venture Associates II Limited
                                      Liability Company, its General Partner

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  HAMBRECHT & QUIST

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  TELANTIS VENTURE PARTNERS V, INC.

                                  By: /s/ Richard W. Dyer
                                      ------------------------------------------
                                      Richard W. Dyer, Treasurer


                                  W, A & H INVESTMENTS LLC

                                  By: Wessels, Arnold & Henderson Group, L.L.C.,
                                      its managing member


                                  By:
                                      ------------------------------------------
                                      Thomas J. Brigl, CFO/Managing Director


                                  McDONALD & COMPANY SECURITIES, INC.

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  CLARION CAPITAL CORPORATION

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

INVESTORS, ENTITIES:              AXIOM VENTURE PARTNERS II LIMITED PARTNERSHIP

                                  By: Axiom Venture Associates II Limited
                                      Liability Company, its General Partner

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  HAMBRECHT & QUIST

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  TELANTIS VENTURE PARTNERS V, INC.

                                  By:
                                      ------------------------------------------
                                      Richard W. Dyer, Treasurer


                                  W, A & H INVESTMENTS LLC

                                  By: Wessels, Arnold & Henderson Group, L.L.C.,
                                      its managing member


                                  By: /s/ Ken J. Wassels
                                      ------------------------------------------
                                      Ken J. Wassels, CEO/Managing Director


                                  McDONALD & COMPANY SECURITIES, INC.

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  CLARION CAPITAL CORPORATION

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

INVESTORS, ENTITIES:              AXIOM VENTURE PARTNERS II LIMITED PARTNERSHIP

                                  By: Axiom Venture Associates II Limited
                                      Liability Company, its General Partner

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  HAMBRECHT & QUIST

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  TELANTIS VENTURE PARTNERS V, INC.

                                  By:
                                      ------------------------------------------
                                      Richard W. Dyer, Treasurer


                                  W, A & H INVESTMENTS LLC

                                  By: Wessels, Arnold & Henderson Group, L.L.C.,
                                      its managing member


                                  By:
                                      ------------------------------------------
                                      Thomas J. Brigl, CFO/Managing Director


                                  McDONALD & COMPANY SECURITIES, INC.

                                  By:
                                      ------------------------------------------

                                  Its:
                                       -----------------------------------------


                                  CLARION CAPITAL CORPORATION

                                  By:  /s/ Illegible
                                      ------------------------------------------

                                  Its: Chairman
                                       -----------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

COMPANY:                          AIRONET WIRELESS COMMUNICATIONS, INC.


                                  By: /s/ Roger J. Murphy
                                      ------------------------------------------
                                      Roger J. Murphy, President


HOLDERS, INDIVIDUALS:             ----------------------------------------------
                                  FRANK B. CARR

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

COMPANY:                          AIRONET WIRELESS COMMUNICATIONS, INC.


                                  By:
                                      ------------------------------------------
                                      Roger J. Murphy, President


INVESTORS, INDIVIDUALS:           By: /s/ Frank B. Carr
                                      ------------------------------------------
                                      FRANK B. CARR

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

COMPANY:                          AIRONET WIRELESS COMMUNICATIONS, INC.


                                  By: /s/ Roger J. Murphy
                                      ------------------------------------------
                                      Roger J. Murphy, President


TELXON:                           TELXON CORPORATION


                                  By: /s/ Kenneth W. Haver
                                      ------------------------------------------
                                      Kenneth W. Haver, Senior Vice President
                                      and Chief Financial Officer